UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6194

UTC North American Fund, Inc.
(Exact name of registrant as specified in charter)

C/O U.S. Bancorp Fund Services, LLC
615 E. Michigan St., Third Floor, Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Foley & Lardner LLP
777 E. Wisconsin Ave., Milwaukee, WI 53202
(Name and address of agent for service)

1-800-368-3322
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2010

Date of reporting period:  December 31, 2010

Item 1. Reports to Stockholders.

UTC North American Fund, Inc.
Letter to Shareholders

Dear Shareholders:

For the year ended December 31st 2010, the S&P 500 Equity Index and the Barclays U.S. Aggregate Capital Government/ Credit Bond index gained 15.06% and 6.59%, respectively. The UTC North American Fund (the ‘Fund’) performance is measured relative to a benchmark, which consists of a 70%/30% weighting between the S&P 500 Equity Index and the Barclays U.S. Aggregate Capital Government/ Credit Bond Index. The aforementioned benchmark returned 12.52% for the year 2010. The Fund underperformed the benchmark with a net return of 5.49%.

The Fund’s performance was negatively affected in 2Q 2010 when the equity (stock) market lost 11.43%. Within this same time period, the Fund was more exposed to stocks than the benchmark’s equity weighting of 70%. During the latter part of 2010, the Fund held a greater proportion of stocks relative to bonds; this was favorable to the Fund as the performance of stocks was superior to that of bonds during the last two quarters of 2010. However, while this combination of equity and bonds benefitted the Fund, returns were limited as there were not enough investments in the Energy and Materials sectors, which were the top two performing sectors for Q3 and Q4 2010.

In the first half of the year, bonds produced returns of 5.49% while stocks declined 6.65% as investors shunned risky assets against the backdrop of fears of a debt crisis in Europe and faltering economic data coming out of the U.S. that increased the probability of a double dip recession occurring. However, for the second half of 2010, stocks were up 23.27% outpacing bonds which returned 1.05%, by an astounding 22.22%, as the U.S. Federal Reserve Bank re-affirmed its commitment to prevent a double-dip recession at any cost and also to support equity prices via its Quantitative Easing programme. Solid corporate earnings and improving economic data including unemployment claims, industrial production and retail sales also contributed to the rebound in the stock market.

All U.S. equity sectors posted positive returns for the year.  The top performing sectors were Consumer Discretionary, Industrials, Materials and Energy which posted returns of 25.72%, 23.92%, 19.92% and 17.86%, respectively. The laggards were Consumer Staples, Info Tech, Utilities and Health Care which had returns of 10.67%, 9.13%, 0.86% and 0.71%, respectively.

In 2010, Canada’s economy benefitted from the rise in commodity prices and their equity market posted a positive return of 24.94% on a U.S. dollar adjusted basis, returning 9.88% more than the U.S. equity market. The top performing Canadian sectors were Health Care 58.89%, Materials 43.29%, Consumer Discretionary 28.54% and Telecom 22.68%.

The Fund Managers believe that the U.S. economy should continue to strengthen in 2011 against the backdrop of increasing fiscal and monetary support. The outlook for Canada also remains favorable as consumer spending remains buoyant and the natural resources sector benefits from high prices for oil and other commodities.

In 2011, the Fund Managers plan to adopt exposure to stocks of at least 70%, with a focus on sectors that perform favorably during the recovery stages of the economic cycle such as energy, industrials, consumer discretionary and technology. With respect to fixed income, a maximum investment of 20% of Fund size will be maintained. As the economy improves, investors would usually shift their focus more towards stocks relative to bonds, given that stocks usually perform better than bonds when there is a noticeable improvement in the economy.

Ms. Amoy Van Lowe
President

UTC North American Fund Inc. (the "Fund") is distributed in the U.S. by UTC Financial Service USA, Inc. (the "Broker-Dealer"), a FINRA member firm. The Fund and the Broker-Dealer are affiliated through UTC Fund Services, Inc., the registered investment adviser to the Fund and the parent to the Broker-Dealer.

UTC North American Fund, Inc.
Investment Results
For the Year Ended December 31, 2010

S&P 500 INDEX - An unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

BARCLAYS CAPITAL GOVERNMENT/CREDIT BOND INDEX - The Barclays Government/Credit Index tracks the performance of U.S. dollar-denominated, domestic, investment grade debt. The issues included in the index are obligations of the U.S. Government, its agencies or corporations. Issues are only included if they have at least the required minimum outstanding ($250 million) and a maturity of more than one year.

UTC NORTH AMERICAN FUND BLENDED INDEX - Represents an index which consists of a 70 / 30% weighting between the S&P 500 index and the Barclays Capital Government/Credit Bond index.

	Annualized
	One Year Ended	Five Years Ended	Ten Years Ended
	December 31, 2010	December 31, 2010	December 31, 2010
UTC North American Fund	5.49%	(1.54)%	(0.15)%
S&P 500 Index	15.06%	2.29%	1.41%
UTC North American Fund Blended Index	12.52%	3.27%	2.74%
Barclays Capital Government/Credit Bond Index	6.59%	5.56%	5.83%

UTC North American Fund, Inc.
Additional Information on Fund Expenses
December 31, 2010

For the Six Months Ended December 31, 2010

As a shareholder of the mutual fund, you incur two types of costs: (1) transaction costs, no sales load for this fund; redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (07/01/10 – 12/31/10).

Actual Expenses

The first line of the table below provides information about account values based on actual returns and actual expenses. Although the Fund charges no sales load,  you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, currently the Fund’s transfer agent charges a $15.00 fee.  You will be charged a redemption fee equal to 2.00% of the value of shares redeemed if you redeem your shares in the Fund 30 days after the date of purchase.  To the extent the Fund invests in shares of other investment companies as a part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying fund in addition to the expenses of the Fund.  Actual expenses of the underlying funds are expected to vary.  These expenses are not included in the example below.  The example below includes management fees, registration fees and other expenses.  However, the example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principals.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period'' to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical return and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as, redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

For the Six Months Ended December 31, 2010

	Beginning Value 07/01/10	Ending Value 12/31/10	Expenses Paid During the Period 07/01/10 – 12/31/10*
Actual	$1,000.00	$1,123.50	$12.28
Hypothetical (5% annual return before expenses)	$1,000.00	$1,025.21	$11.71

*Expenses are equal to the Fund’s annualized expense ratio of 2.29% multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).

For the Six Months Ended December 31, 2010

UTC North American Fund, Inc.
Schedule of Investments
December 31, 2010

Shares		Value
	COMMON STOCKS - 81.2%
	Capital Goods - 3.1%
53,815	General Electric Co.	$984,276

	Communications Equipment - 2.6%
40,392	Cisco Systems, Inc. (a)	817,130

	Computers & Peripherals - 3.6%
26,837	Hewlett Packard Co.	1,129,838

	Consumer Discretionary - 8.9%
8,700	Darden Restaurants, Inc.	404,028
20,187	Target Corp.	1,213,844
7,200	The TJX Companies, Inc.	319,608
9,400	The Walt Disney Co.	352,594
10,100	Yum! Brands, Inc.	495,405
		2,785,479
	Data Processing - 2.0%
13,863	Automatic Data Processing, Inc.	641,580

	Diversified Operations - 3.3%
23,595	Jardine Matheson Holdings Ltd. - ADR (d)	1,044,315

	Electric Utilities - 3.4%
60,275	Duke Energy Corp.	1,073,498

	Electronic Equipment, Instruments & Components - 1.0%
7,500	Agilent Technologies, Inc. (a)	310,725

	Financial Services - 0.6%
10,799	Bank of America Corp.	144,059
9,800	Citigroup, Inc. (a)	46,354
		190,413
	Food & Staples Retailing - 5.5%
15,570	Shoppers Drug Mart Corp. (d)	619,011
20,327	Wal-Mart Stores, Inc.	1,096,235
		1,715,246
	Health Care - 5.5%
5,200	Beckman Coulter, Inc.	391,196
17,800	Boston Scientific Corp. (a)	134,746
43,010	Pfizer Inc.	753,105
6,300	UnitedHealth Group, Inc.	227,493
3,700	WellPoint Inc. (a)	210,382
		1,716,922
The accompanying notes are an integral part of these financial statements.

	Hotels, Restaurants & Leisure - 3.6%
14,890	McDonald's Corp.	1,142,956

	Industrial Conglomerates - 3.5%
12,726	3M Co.	1,098,254

	Insurance - 4.5%
5,200	Aflac, Inc.	293,436
42,466	Great-West Lifeco Inc. (d)	1,127,529
		1,420,965
	Internet Software & Services - 3.7%
1,977	Google Inc. - Class A (a)	1,174,279

	Machinery - 3.1%
10,279	Caterpillar Inc.	962,731

	Marine - 2.3%
59,072	Diana Shipping Inc. (a)(d)	710,045

	Metals & Mining - 0.6%
13,491	Yamana Gold Inc. (d)	172,685

	Oil, Gas & Consumable Fuels - 10.0%
25,767	Energy Transfer Partners, L.P.	1,335,246
19,435	Petroleo Brasileiro S.A. - Petrobras - ADR (d)	735,420
17,200	Plains All American Pipeline. L.P.	1,079,988
		3,150,654
	Semiconductor s - 1.3%
19,300	Intel Corp.	405,879

	Technology - 2.6%
17,400	Corning Inc.	336,168
3,300	International Business Machines Corp. (IBM)	484,308
		820,476
	Telecommunications - 1.4%
8,500	American Tower Corp. - Class A (a)	438,940

	Thrifts & Mortgage Finance - 3.7%
62,481	New York Community Bancorp, Inc.	1,177,767

	Transportation - 1.4%
4,900	Union Pacific Corp.	454,034

	TOTAL COMMON STOCKS (Cost $23,954,382)	25,539,087

	EXCHANGE TRADED FUNDS - 6.2%
	Investment Companies - 6.2%
12,854	iShares iBoxx $ Investment Grade Corporate Bond Fund (a)	1,393,887
14,847	Market Vectors Russia ETF	562,850
	TOTAL EXCHANGE TRADED FUNDS (Cost $1,978,210)	1,956,737

The accompanying notes are an integral part of these financial statements.

Principal
Amount		Value
	ASSET BACKED SECURITIES - 0.5%
	Continental Airlines Inc. Pass Thru Certificates
62,047	Series 2000-2, 7.707%, 4/02/2021 (Acquired 07/19/2005, Cost $62,110) (b)(c)(f)	69,182
	FedEx Corp.
71,633	1993-A, 8.760%, 05/22/2015	80,766

	TOTAL ASSET BACKED SECURITIES (Cost $141,854)	149,948

	CORPORATE BONDS - 10.8%
	Insurance - 3.4%
	Sagicor Finance Ltd.
1,005,000	7.500%, 05/12/2016 (Acquired various dates, Cost $1,044,579) (d)	1,055,306

	Metals - 2.6%
	Usiminas Commercial Ltd.
750,000	7.250%, 01/18/2018 (Acquired various dates, Cost $787,218) (b)(c)(d)	830,625

	Oil, Gas & Consumable Fuels - 0.4%
	Petroldrill Four Ltd.
91,691	4.620%, 04/15/2016	96,758
	Rowan Companies
38,000	5.880%, 03/15/2012	38,674
		135,432
	Tobacco - 1.0%
	Altria Group, Inc.
260,000	8.500%, 11/10/2013	307,945

	Transportation - 3.4%
	The Burlington Northern and Santa Fe Railway Co.
90,415	5.943%, 01/15/2022	101,834
	Canadian Pacific Railway Co.
720,000	7.250%, 05/15/2019 (d)	857,868
	Norfolk Southern Corp.
100,000	5.257%, 09/17/2014	110,333
		1,070,035

	TOTAL CORPORATE BONDS (Cost $3,228,209)	3,399,343

	MORTGAGE BACKED SECURITIES - 0.8%
	GS Mortgage Securities Corp. II
250,000	Series 2007-GG10, Class A4, 5.807%, 08/10/2045 (e)	261,791

	TOTAL MORTGAGE BACKED SECURITIES (Cost $182,421)	261,791

	Total Investments (Cost $29,485,076) - 99.5%	31,306,906
	Other Assets in Excess of Liabilities - 0.5%	157,590
	TOTAL NET ASSETS - 100.0%	$31,464,496

The accompanying notes are an integral part of these financial statements.

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Restricted Security. The total value of restricted securities is $899,807 (2.9% of net assets) at December 31, 2010.
(c)	144A Security
(d)	Foreign Issued Security
(e)	Variable Rate
(f)	Illiquid Security

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

UTC North American Fund, Inc.
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2010

ASSETS
Investments, at value (cost $29,485,076)	$31,306,906
Cash denominated in foreign currency (cost $ 218,271)	221,476
Receivable for investment sold	63,049
Dividends receivable	53,496
Interest receivable	52,933
Other assets	10,150
TOTAL ASSETS	31,708,010

LIABILITIES
Accrued professional fees	76,509
Accrued board meeting fees	45,166
Accrued distribution fees	44,979
Accrued service fees	22,539
Payable to affiliates	16,402
Payable to Advisor	13,982
Other accrued expenses	23,937
TOTAL LIABILITIES	243,514

NET ASSETS	$31,464,496

Net assets consist of:
Capital stock ($0.01 par value)	28,546,212
Accumulated net realized gain on investments	1,093,249
Net unrealized appreciation on investments / foreign currency	1,825,035
NET ASSETS	$31,464,496

Shares outstanding (8,000,000 shares authorized)	3,087,939

Net asset value, redemption price and offering price per share	$10.19

The accompanying notes are an integral part of these financial statements.

UTC North American Fund, Inc.
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2010

INVESTMENT INCOME
Interest income	$482,184
Dividend income (Net of foreign withholding tax of $22,758)	479,861
TOTAL INVESTMENT INCOME	962,045

EXPENSES
Distribution fees (Notes 4 and 5)	174,414
Professional fees	166,267
Advisory fees (Note 5)	162,207
Shareholder servicing and accounting costs	115,006
Service fees (Notes 4 and 5)	87,207
Administration fees	52,749
Board meeting expense (Note 5)	40,958
Custody fees	22,633
Directors fees and expenses	11,039
Federal and state registration fees	4,852
Other expenses	37,097
TOTAL EXPENSES	874,429

NET INVESTMENT INCOME	87,616

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments	3,525,543
Net change in unrealized appreciation (depreciation) on investments	(1,726,089)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	1,799,454

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,887,070

The accompanying notes are an integral part of these financial statements.

UTC North American Fund, Inc
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2010	December 31, 2009

OPERATIONS:
Net investment income (loss)	$87,616	$(35,732)
Net realized gain on investments	3,525,543	712,553
Net change in unrealized appreciation (depreciation) on investments	(1,726,089)	4,434,854
Net increase in net assets from operations	1,887,070	5,111,675

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	273,263	310,776
Payments for shares redeemed	(5,314,690)	(1,406,246)
Redemption fees	1,146	1,555
Net decrease in net assets from capital share transactions	(5,040,281)	(1,093,915)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(3,153,211)	4,017,760

NET ASSETS
Beginning of year	34,617,707	30,599,947

End of year	$31,464,496	$34,617,707

CHANGE IN SHARES OUTSTANDING:
Shares sold	28,292	36,895
Shares redeemed	(523,924)	(167,417)
Net decrease	(495,632)	(130,522)
Beginning shares	3,583,571	3,714,093
Ending shares	3,087,939	3,583,571

The accompanying notes are an integral part of these financial statements.

UTC North American Fund, Inc.
Financial Highlights
The following tables are intended to help you understand the Fund's financial performance. The information reflects financial results for the Fund held for the periods shown. Total returns do not reflect payment of sales charges, if any.

	Year Ended December 31,
	2010		2009		2008		2007		2006

Per Share Data (for a share outstanding throughout the year):

Net asset value,
beginning of year	$9.66		$8.24		$12.10		$11.89		$11.01

Income from investment operations:
Net investment income (loss)	0.01	(1)	(0.01)	(2)	(0.01)	(1)	(0.12)	(1)	(0.04)	(1)
Net realized and unrealized
gain (loss) on investments	0.52		1.43		(3.85)		0.33		0.92
Total from investment operations	0.53		1.42		(3.86)		0.21		0.88

Net asset value, end of year	$10.19		$9.66		$8.24		$12.10		$11.89

Total return	5.49%		17.23%		(31.90)%		1.77%		7.99%

Supplemental data and ratios:
Net assets, end of year (in thousands)	$31,464		$34,618		$30,599		$16,134		$18,455

Ratio of expenses to average net assets	2.51%		2.97%		3.93%		3.51%		3.50%

Ratio of net investment income (loss) to average net assets	0.25%		(0.11)%		(1.37)%		(0.95)%		(0.97)%

Portfolio turnover rate	64.61%		33.49%		19.95%		4.73%		26.09%

(1)	Net investment income (loss) per share is calculated using the ending balance of undistributed net investment loss prior to consideration of adjustments for permanent book to tax differences.
(2)	Net investment loss per share is calculated using average shares outstanding.

The accompanying notes are an integral part of these financial statements.

UTC North American Fund, Inc.
Notes to the Financial Statements
December 31, 2010

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

UTC North American Fund, Inc. (the “Fund”) is organized as a Maryland Corporation, incorporated on October 24, 1990, and registered as an open-end, diversified, management investment company under the Investment Company Act of 1940, as amended.  The Fund is subject to expenses pursuant to service and distribution plans described in Note 4.  The Fund charges a 2% redemption fee for redemptions of Fund shares held for less than 30 days.  The Fund’s investment objective is high current income and capital appreciation.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

a)
Investment Valuation – Securities listed on the NASDAQ National Market are valued at the NASDAQ Official Closing Price (“NOCP”).  Other securities traded on a national securities exchange (including options on indices so traded) are valued at the last sales price on the exchange where primarily traded.  Exchange-traded securities for which there is no NOCP are valued at the mean of the bid and ask prices.  Securities for which market quotations are not readily available are valued at fair market value as determined in good faith under procedures established by the Board of Directors.  Debt securities maturing in 60 days or less are valued at amortized cost, which approximates fair value.  Debt securities having maturities over 60 days or for which amortized cost is not deemed to reflect fair value may be priced by independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Summary of Fair Value Exposure at December 31, 2010

In accordance with FASB ASC 820, Fair Value Measurements and Disclosure (ASC 820), fair value is defined as the price that a fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below:

Level 1 -- Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

Level 2 -- Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

Level 3 -- Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Adviser, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

The investments whose values are based on quoted market prices in an active market, and are therefore classified within level 1, include active listed domestic equities, including listed ADRs and Exchange Traded Funds.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within level 2. These include asset backed securities, investment grade corporate bonds, U.S. government and sovereign obligations, government agency securities, certain mortgage products, and ADRs.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Adviser. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following is a summary of the inputs used to value the Fund's portfolio as of December 31, 2010:
	Level 1	Level 2	Level 3	Total
Asset Backed Securities	$ -	$80,766	$69,182	$149,948
Common Stocks	25,539,087	-	-	25,539,087
Corporate Bonds	-	3,399,343	-	3,399,343
Exchange Traded Funds	1,956,737	-	-	1,956,737
Mortgage Backed Securities	-	261,791	-	261,791
Total*	$27,495,824	$3,741,900	$69,182	$31,306,906

Investments in Securities
Year Ended
Fair Value Measurement Using Significant Unobservable Inputs (Level 3)	December 31, 2010
Fair Value as of 12/31/09	$ 735,299
Total unrealized gain (losses) included in earnings	19,560
Total realized gain (losses) included in earnings	9,713
Net purchase (sales)	(757,500)
Transfers in (out)	62,110
Fair Value as of 12/31/10	$ 69,182

*Additional information regarding the industry and/or geographical classification of these investments is disclosed in the schedule of investments.

In January 2010, FASB issued Accounting Standards Update No. 2010-06, Improving Disclosures about Fair Value Measurements (ASU 2010-06).  ASU 2010-06 requires new disclosures regarding transfers between Levels 1 and 2 (effective for interim and annual periods beginning after December 15, 2009), as well as additional details regarding Level 3 transaction activities (effective for interim and annual periods beginning after December 15, 2010). There were no significant transfers in and out of Level 1 for the year ended December 31, 2010 for the Fund. There was one transfer out of Level 2 into Level 3 for $68,182 for the year ended December 31, 2010 for the Fund, as compared to their classification from the prior annual report.

The Fund does not maintain any positions in derivative instruments, and did not engage in hedging activities during the year ended December 31, 2010.

b)
Federal Income Taxes – The Fund complies with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and makes the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income and excise taxes. Therefore, no federal income tax provision has been provided.

The Fund is required to perform an evaluation of tax positions taken on previously filed tax returns or expected to be taken on future returns.  These positions must meet a "more likely than not" standard that, based on the technical merits, have more than a fifty percent likelihood of being sustained upon examination.  In evaluating whether a tax position has met the recognition threshold, the Fund must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information.

The Fund has analyzed all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Open tax years are those that are open for exam by taxing authorities.  Open tax years include the tax years ended December 31, 2007 through December 31, 2010. The Fund has no examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that the adoption of these financial reporting rules resulted in no effect to the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the year end December 31, 2010. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

c)
Distributions to Shareholders – Dividends from net investment income and distributions of net realized gains, if any, will be declared and paid at least annually.  Distributions to shareholders are recorded on the ex-dividend date.  The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain items for financial statement purposes.  Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

d)
Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in the financial statements.  Actual results could differ from those estimates.

e)
Foreign Investment Risk - Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government.  These risks include revaluation of currencies and future adverse political and economic developments.  Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

f)
Foreign Currency Translations - The books and records of the Fund are maintained in U.S. dollars.  Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.  For financial reporting purposes, the Fund does not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities.  However, for federal income tax purposes the Fund does isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gain or loss from the sale of investment securities and payables and receivables arising from trade date and settlement date differences.

g)
Other – Investment and shareholder transactions are recorded on the trade date.  The Fund determines the gain or loss realized from the sale of investment securities by comparing the original cost of the security lot sold with the net sales proceeds.  Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund and interest income is recognized on an accrual basis.  Bond premiums and discounts are amortized using the effective interest method.

2.	INVESTMENT TRANSACTIONS AND TAX INFORMATION

The aggregate purchases and sales of securities, excluding short-term investments, by the Fund for the year ended December 31, 2010 were as follows:

	Purchase	Sales
U.S. Government	$ -	$ 1,651,438
Other	21,091,220	23,773,234

At December 31, 2010, the Fund had no capital loss carryforwards. All capital loss carryforwards accumulated in prior years have been used to offset gains.

As of December 31, 2010, the components of accumulated earnings on a tax basis were as follows:
Cost of investments	$29,488,474

Gross unrealized appreciation	$3,862,522
Gross unrealized depreciation	(2,040,885)
Net unrealized appreciation	$1,821,637
Undistributed ordinary income	1,096,647
Undistributed long-term capital gain	-
Total distributable earnings	$1,096,647
Other accumulated losses	-
Total accumulated earnings	$2,918,284

The difference between book basis and tax basis unrealized and realized gains and losses is attributable primarily to the tax deferral of losses relating to wash sale transactions. There were no distributions made by the Fund during the years ended December 31, 2010 and December 31, 2009.

Under current tax laws, losses realized after October 31 may be deferred and treated as occurring on the first business day of the following fiscal year. The Fund had no post-October losses for currency and capital respectively, for the fiscal year ended December 31, 2010.

The Fund may periodically make reclassifications among certain of its capital accounts to reflect the tax character of permanent book/tax differences related to the components of the Fund’s net assets. These reclassifications have no impact on the net assets or net asset value of the Fund. For the fiscal year ended December 31, 2010 undistributed net investment income was decreased by $67,756, accumulated net realized losses were decreased by $10,978, and additional paid-in capital was increased by $78,734.

The permanent differences primarily relate to capital loss carryforward expiring, foreign currency adjustments, market discount and paydown reclass, adjustments upon sales of PFICs, REITs and net operating losses.

3.	INVESTMENT MANAGEMENT FEE AND OTHER AGREEMENTS

The Fund has an investment advisory and management agreement with UTC Fund Services, Inc. (the “Adviser”). Under the Fund’s investment management agreement, the Adviser provides the Fund with investment advisory and management services for which the Fund pays a fee at an annual rate of the greater of $50,000 or 0.75% of the portion of the daily net assets not exceeding $10 million; 0.50% of the portion of the daily net assets exceeding $10 million but not exceeding $20 million; and 0.25% of the portion of the daily net assets exceeding $20 million.

U.S. Bancorp Fund Services, LLC serves as Transfer Agent, Administrator and Accounting Services Agent for the Fund.  U.S. Bank, N.A. serves as Custodian for the Fund.

4.	SERVICE AND DISTRIBUTION PLANS

The Fund pays service fees to certain affiliate entities for personal service and/or maintenance of shareholder accounts.  Service fees are calculated at 0.25% of each shareholder account opened with the Fund as a result of a sale made by the particular entity of the Fund’s shares.  The Fund incurred service fees of $87,207 under this agreement during the year ended December 31, 2010.

The Board of Directors has adopted a Distribution Plan (the “Plan”) applicable to the Fund under Rule 12b-1 of the Investment Company Act of 1940, as amended.  Pursuant to the Plan, registered brokers and dealers and qualified recipients are reimbursed by the Fund for services provided and expenses incurred in connection with the sale of the Fund’s shares at 0.50% of the average daily net assets of the Fund.  In November 2002, the Fund entered into a distribution agreement with UTC Financial Services USA, Inc. (“UTCFS’’), an affiliate of the Fund, a registered broker-dealer and subsidiary of the Trinidad & Tobago Unit Trust Corporation (“UTC”), the Fund’s sponsor, for distribution of Fund shares in the United States of America. For the year ended December 31, 2010, UTCFS and UTC earned $174,414.

5.	TRANSACTIONS WITH AFFILIATES

As of December 31, 2010, the Trinidad & Tobago Unit Trust Company (“TTUTC”) owned 68.65% percent of the outstanding shares of the Fund. The investment activities of TTUTC could have a material effect on the Fund.

For the year ended December 31, 2010 the Fund paid to its affiliates, $162,207, $174,414, $87,207 and $40,958 for advisory, distributions fees, services fees and for all board meeting expenses, respectively.

6.	GUARANTEES AND INDEMNIFICATIONS

In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims against the Fund that have not yet occurred.  Based on experience, the Fund expects the risk of loss to be remote.

UTC North American Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of UTC North American Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of UTC North American Fund, Inc. (the "Fund") at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.  These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits.  We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Milwaukee, WI
February 23, 2011

UTC North American Fund, Inc.
Directors and Officers

The management and affairs for the Funds are supervised by the Directors (“Directors”) under the laws of the particular Fund’s state of organization. The Trustees and executive officers of the Funds and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. The Funds’ Statement of Additional Information includes additional information about the Trustees and is available without charge, upon request, by calling the Funds toll-free at calling 1-800-368-3322.

Name, Address and Age	Position(s) Held With Fund	Term of Office And Length of Time Served	Principal Occupation(s) During Last Five Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by Director
Jean P. Alexander Age: 52 Unit Trust Corporation, 82 Independence Square, Port-of-Spain, Trinidad & Tobago, West Indies	Independent Director	Indefinite, until successor elected; Since December 2008	Executive Director, Caribbean American Centre of New York, a nonprofit organization serving NYC residents	1	None
Melania Haynes Age: 65 Unit Trust Corporation, 82 Independence Square, Port-of-Spain, Trinidad & Tobago, West Indies	Independent Director	Indefinite, until successor elected; Since December 2008	Events Coordinator, Independent	1	None
Lucille Mair Age: 67 Unit Trust Corporation, 82 Independence Square, Port-of-Spain, Trinidad & Tobago, West Indies	Independent Director	Indefinite, until successor elected; Since December 2008	Partner, law firm of Mair and Company	1	None
Ajatta Mediratta Age: 45 Unit Trust Corporation, 82 Independence Square, Port-of-Spain, Trinidad & Tobago, West Indies	Independent Director	Indefinite, until successor elected; Since December 2008	Senior Managing Director at Greylock Capital, a hedge fund, 7-08 to present; investment banker at Bear Stearns to 6-08	1	None
Gayle Daniel-Worrell* Age: 50 Trinidad and Tobago Unit Trust Corporation 82 Independence Square Port-of-Spain, Trinidad & Tobago, West Indies	Chairman, Secretary and Interested Director	Indefinite, until successor elected; Since 2002, Chairman of the Board since 2010	Vice President, Marketing & International Business, Trinidad and Tobago Unit Trust Corporation, 6-04 to present;	1	UTC Financial Services, USA, Inc. and UTC Fund Services, Inc.
Amoy Van Lowe* Age: 42 c/o Trinidad and Tobago Unit Trust Corporation 82 Independence Square Port-of-Spain, Trinidad & Tobago, West Indies	President and Chief Executive Officer	Indefinite, until successor elected; Since December 2009	Chief Marketing Officer - Marketing & International Business, Trinidad & Tobago Unit Trust Corporation, 6-07 to present;
VP Marketing Ag., Telecommunications Services of Trinidad and Tobago TSTT), 10-06 to 5-07;
Head of Marketing Communications, TSTT, 1-06 to 10-06;
				N/A	N/A

Name, Address and Age	Position(s) Held With Fund	Term of Office And Length of Time Served	Principal Occupation(s) During Last Five Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by Director
Michelle Persad* Age: 42 c/o Trinidad and Tobago Unit Trust Corporation 82 Independence Square Port-of-Spain, Trinidad & Tobago, West Indies	Treasurer and Chief Financial Officer	Indefinite, until successor elected; Since December 2008	Vice President, Treasury, Trinidad and Tobago Unit Trust Corporation, 7-07 to present; Portfolio Manager, Caribbean Court of Justice Trust Fund, 11-04 to 6-07	N/A	N/A
Laura Alleyne* Age: 44 c/o Trinidad and Tobago Unit Trust Corporation 82 Independence Square Port-of-Spain, Trinidad & Tobago, West Indies	Chief Compliance Officer	Indefinite, until successor elected; Since February 2009	Chief Compliance Officer, UTC Fund Services, Inc., 3-09 to present; Marketing Officer, 12-06 to 2-09; Assistant Branch Manager, 2004 to 12-06;	N/A	N/A

* This person is an “interested person” of the Company as defined in Section 2(a)(19) of the Investment Company Act of 1940.  This person is an officer of the Fund, the Fund’s investment adviser, and/or the Fund’s distributor, UTC Financial Services USA, Inc.

UTC North American Fund, Inc.

Availability of Proxy Voting Information:  A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-368-3322 or on the SEC website at www.sec.gov.

The actual voting recorded relating to portfolio securities during the twelve month period ended June 30 (as filed with the SEC on Form N-PX) are available without charge by calling 1-800-368-3322 or by accessing the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedule:  The Fund files complete schedules of portfolio holdings for the Fund’s first and third fiscal quarters with the SEC on Form N-Q.  The Fund’s Form N-Q is available on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-732-0330.

UTC NORTH AMERICAN FUND, INC.

PRIVACY POLICY

We collect the following nonpublic personal information about you:

▪
Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

▪
Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

We do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law.  For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you.  We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the fund(s) through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

UTC North American Fund, Inc.

DIRECTORS AND PRINCIPAL OFFICERS
Gayle Daniel-Worrell, Chairman and Secretary
Jean P. Alexander, Director
Melania Haynes, Director
Lucille Mair, Director
Ajatta Mediratta, Director
Amoy Van Lowe, President
Michelle Persad, Treasurer
Laura Alleyne, Chief Compliance Officer

INVESTMENT ADVISER
UTC Fund Services, Inc.
C/o Trinidad and Tobago Unit Trust Corporation
UTC Financial Centre
82 Independence Square
Port of Spain, Trinidad

DISTRIBUTOR
UTC Financial Services USA, Inc.
C/o Trinidad & Tobago Unit Trust Corporation
UTC Financial Centre
82 Independence Square
Port of Spain, Trinidad

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP
100 East Wisconsin Avenue, Suite 1800
Milwaukee, Wisconsin 53202

LEGAL COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

CUSTODIAN
U.S. Bank, N.A.
1555 N. RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

ADMINISTRATOR, TRANSFER AGENT
AND FUND ACCOUNTANT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
Annual Report Dated December 31, 2010

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive, principal financial officer and the principal accounting officer.  The Registrant has not made any amendments to its code of ethics during the period covered by this report.  The Registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the Registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The Registrant’s board of directors has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the Registrant believes that the experience provided by each member of the audit committee together offers the Registrant adequate oversight for the Registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The Registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2010	FYE 12/31/2009
Audit Fees	$41,200	$40,000
Audit-Related Fees	$0	$0
Tax Fees	$5,300	$5,300
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the Registrant, including services provided to any entity affiliated with the Registrant.

The percentage of fees billed by PriceWaterhouseCoopers applicable to non-audit services, pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2010	FYE 12/31/2009
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the Registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the Registrant’s accountant for services to the Registrant and to the Registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the Registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2010	FYE 12/31/2009
Registrant	$5,300	$5,300
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to Registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Code of ethics or amendment thereto. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UTC North American Fund, Inc.

By /s/ Amoy Van Lowe
Amoy Van Lowe, President

Date   2/25/2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Amoy Van Lowe
Amoy Van Lowe, President

Date   2/25/2011

By /s/ Michelle Persad
Michelle Persad, Treasurer

Date 3/3/2011